UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

TEDA TRAVEL GROUP, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-30264	11-3177042
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Suite 2102 Chinachem Century Tower

178 Gloucester Road

Wanchai, Hong Kong

(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 2833-2186

Item 8.01

Other Events.

On April 27, 2005, Teda Travel Group, Inc. issued a press release announcing that the acquisition of Teda Resort Alliance Company Limited has been approved by the Tianjin Government. A copy of this press release, attached as Exhibit 99.1, is incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits

To be filed by amendment.

See Exhibit index.

Exhibit No.	Description

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEDA TRAVEL GROUP INC.

Dated: April 27, 2005	By: /s/	HON MING WONG
Hon Ming Wong Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release